Exhibit 99.5

OMNIBUS AMENDMENT NO. 2 to
AMENDED AND RESTATED CREDIT AGREEMENT (FIVE-YEAR FACILITY)

and
AMENDMENT NO. 2 to JAPAN LOCAL CURRENCY ADDENDUM

This OMNIBUS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (FIVE-YEAR FACILITY) and AMENDMENT NO. 2 TO JAPAN LOCAL CURRENCY ADDENDUM (this “Amendment”), dated as of September 8, 2017, is entered into by and among:

(i)            Caterpillar Inc. (“Caterpillar”);

(ii)           Caterpillar Financial Services Corporation (“CFSC”);

(iii)          Caterpillar Finance Kabushiki Kaisha (“CFKK”);

(iv)          Caterpillar International Finance Designated Activity Company (“CIF” and together with Caterpillar, CFSC and CFKK, the “Borrowers”);

(v)           the Banks and Japan Local Currency Banks party to the Existing Credit Agreement referenced below (collectively, the “Existing Banks”);

(vi)          The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent (the “Japan Local Currency Agent”) and as Japan Local Currency Bank (the “Japan Local Currency Bank”) under the Existing Credit Agreement;

(vii)         Citibank Europe plc, UK Branch, as Local Currency Agent (the “Local Currency Agent”) under the Existing Credit Agreement;

(viii)        Citibank, N.A., as Agent (the “Administrative Agent” and together with the Japan Local Currency Agent and the Local Currency Agent, the “Agents”) under the Existing Credit Agreement; and

(ix)          each party hereto as a “New Bank” (as defined below).

PRELIMINARY STATEMENTS

The Borrowers, the Existing Banks and the Agents are parties to the Amended and Restated Credit Agreement (Five-Year Facility) dated as of September 10, 2015 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).

CFSC, CFKK, the Japan Local Currency Banks, the Administrative Agent and the Japan Local Currency Agent are parties to the Japan Local Currency Addendum dated as of September 10, 2015 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Japan Local Currency Addendum”).

The Borrowers have requested that the Existing Credit Agreement and the Existing Japan Local Currency Addendum be amended as hereinafter set forth.

The Existing Credit Agreement, as amended by this Amendment, is referred to herein as the “Amended Credit Agreement”.  The Existing Japan Local Currency Addendum, as amended by this Amendment, is referred to herein as the “Amended Japan Local Currency Addendum”.

The Departing Banks (as defined below), if any, wish to terminate their respective Commitments and Revolving Credit Commitments under the Existing Credit Agreement and cease to be “Banks” party to the Existing Credit Agreement on the date hereof.

The New Banks, if any, wish to become parties to the Amended Credit Agreement as “Banks” on the date hereof.

Accordingly, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

SECTION 1.         Defined Terms.  Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Existing Credit Agreement.

SECTION 2.         Departing Banks and New Banks.

2.1.         The Existing Banks, including, without limitation, the Departing Banks (as defined below), hereby agree that the Administrative Agent shall have full power and authority to allocate the Commitments and Revolving Credit Commitments of the Existing Banks as in effect immediately prior to the date hereof such that, immediately after giving effect to such allocations on the date hereof, each Existing Bank (other than the Departing Banks) and each New Bank (as defined below) shall hold the “Commitment” and the “Revolving Credit Commitment” set forth next to its name on Schedule I hereto.  The Existing Banks, including, without limitation, the Departing Banks, further agree to make all assignments and/or transfers, and hereby consent to any such assignments and transfers, which may be necessary (including, without limitation, assignments of funded obligations) to effect the allocations described in the preceding sentence.

2.2.         Without limiting the foregoing, upon the effectiveness of this Amendment, each Departing Bank’s Commitments and Revolving Credit Commitments under the Existing Credit Agreement immediately prior to giving effect to this Amendment shall be terminated.  No Departing Bank shall be a “Bank” party to the Amended Credit Agreement and the Departing Banks shall no longer have any rights or obligations under the Amended Credit Agreement (other than rights and obligations under those provisions of the Amended Credit Agreement that expressly survive termination thereof, which shall survive).

2.3.         Each New Bank hereby acknowledges and agrees that, by its execution of this Amendment, (i) such New Bank will be deemed to be a party to the Amended Credit Agreement as a “Bank”, (ii) such New Bank shall have all of the obligations of a “Bank” under the Amended Credit Agreement as if it had executed the same and (iii) such New Bank shall hold the “Commitment” and the “Revolving Credit Commitment” set forth next to its name on Schedule I hereto.  Each New Bank hereby agrees to be bound by all of the terms, provisions and conditions applicable to “Banks” contained in the Amended Credit Agreement.

2.4.         For purposes of this Amendment:

(a)       “Departing Bank” means each Existing Bank that executes and delivers to the Administrative Agent a signature page to this Amendment on which it is indicated that such Existing Bank is a “Departing Bank”; and

(b)       “New Bank” means each financial institution that executes and delivers to the Administrative Agent a signature page to this Amendment on which it is indicated that such financial institution is a “New Bank”.

SECTION 3.         Amendments to the Existing Credit Agreement.  Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 7 below, the Existing Credit Agreement is hereby amended as follows:

3.1.         The Table of Contents of the Existing Credit Agreement is hereby amended to replace the reference to “Exhibit E Form of Opinion of Special New York Counsel to the Agent” with “Exhibit E [Reserved]”.

3.2.         Each reference to “CFC” appearing in the Existing Credit Agreement is hereby replaced with “CFKK”.

3.3.         Each reference to “Caterpillar International Finance Limited” appearing in the Existing Credit Agreement, the Local Currency Addendum and the Existing Japan Local Currency Addendum is hereby replaced with “Caterpillar International Finance Designated Activity Company”.

3.4.         The preamble of the Existing Credit Agreement is hereby amended to replace the reference to “a corporation organized under the laws of Ireland” with “a designated activity company organized under the laws of Ireland”.

3.5.         The definition of “Federal Funds Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York.”

3.6.         The definition of “Other Credit Agreements” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Other Credit Agreements” means (a) that certain Credit Agreement (2017 364-Day Facility), dated as of September 7, 2017, among the Borrowers, as borrowers thereunder, certain financial institutions party thereto, BTMU, as Japan Local Currency Agent, Citibank Europe plc, UK Branch, as Local Currency Agent, and Citibank, as agent for such banks, and (b) that certain Amended and Restated Credit Agreement (Three-Year Facility), dated as of September 10, 2015 (the “Three Year Agreement”), among the Borrowers, as borrowers thereunder, certain financial institutions party thereto, BTMU, as Japan Local Currency Agent, Citibank Europe plc, UK Branch, as Local Currency Agent, and Citibank, as agent for such banks, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.”

3.7.         The definition of “Termination Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“‘Termination Date” means, with respect to any Bank at any time, September 8, 2022.”

3.8.         Clause (i) of Section 8.02(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i)          if to Caterpillar

Caterpillar Inc.

100 N.E. Adams Street

Peoria, Illinois 61629-5370

Attention of: Manager - Corporate Finance Services

Telecopier No.: 224-551-4112

E-Mail Address: Battaglia_Philip@cat.com

with a copy to:

Caterpillar Inc.

100 N.E. Adams Street

Peoria, Illinois 61629-6490

Attention: Legal Services – Securities Group

Telecopier No.: 309-992-6065

E-Mail Address: Wiener_Chad_J@cat.com”

3.9.         Clause (ii) of Section 8.02(a) of the Existing Credit Agreement is hereby amended to replace the reference to “Kendrick.Vaughn@cat.com” appearing therein with “tiffany.williams@cat.com”.

3.10.       Clause (ii) of Section 8.19(b) of the Existing Credit Agreement is hereby amended to replace the reference to “parent entity” appearing therein with “parent undertaking”.

3.11.       Schedule I to the Existing Credit Agreement is hereby amended and restated in its entirety as Schedule I hereto.

3.12.       Exhibit B-3 to the Existing Credit Agreement is hereby amended to amend and restate the notice information for The Bank of Tokyo-Mitsubishi UFJ, Ltd. appearing in the header thereto to read in its entirety as follows:

“The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Japan Local Currency Agent

Osaka Corporate Banking Group

Osaka Corporate Banking Division No. 3, Corporate Banking Department No. 3

1-5, Dojimahama 1-chome, Kita-ku, Osaka 530-0004 Japan

Attention: Mr. Hiroshi Fujii”

3.13.       Exhibit E to the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“EXHIBIT E

[RESERVED].”

SECTION 4.         [Reserved].

SECTION 5.         Amendments to the Existing Japan Local Currency Addendum.  Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 7 below, the Existing Japan Local Currency Addendum is hereby amended as follows:

5.1.         Each reference to “CFC” appearing in the Existing Japan Local Currency Addendum is hereby replaced with “CFKK”.

5.2.         Section 4.03(c) of the Existing Japan Local Currency Addendum is hereby amended and restated in its entirety to read as follows:

“(c)         if to the Japan Local Currency Agent, at The Bank of Tokyo-Mitsubishi UFJ, Ltd., Osaka Corporate Banking Group, Osaka Corporate Banking Division No. 3, Corporate Banking Department No. 3, 1-5, Dojimahama 1-chome, Kita-ku, Osaka 530-

0004 Japan, Attention: Mr. Hiroshi Fujii (Telecopy No.: 06-6206-9039 / 81-06-6206-9039) (Telephone No.: 06-6206-9036 / 81-06-6206-9036) with a copy to the Agent at its address and facsimile number or electronic mail address referenced in Section 8.02 of the Credit Agreement;”

5.3.         Schedule I to the Existing Japan Local Currency Addendum is hereby amended to amend and restate the Applicable Japan Local Currency Lending Office information appearing therein in its entirety to read as follows:

“The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

Osaka Corporate Banking Group

Osaka Corporate Banking Division No. 3

Corporate Banking Department No. 3

1-5, Dojimahama 1-chome, Kita-ku, Osaka 530-0004, Japan

Attention: Mr. Hiroshi Fujii

(Telephone No.: 06-6206-9036 / 81-06-6206-9036)

(Facsimile No.: 06-6206-9039 / 81-06-6206-9039)”

SECTION 6.         Reaffirmation of CFSC Guaranty.  CFSC hereby reaffirms all of its obligations under Article IX of the Amended Credit Agreement and acknowledges and agrees that such obligations remain in full force and effect and are hereby ratified, reaffirmed and confirmed.

SECTION 7.         Conditions Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof upon the Administrative Agent’s receipt of the following:

7.1.         duly executed counterparts of this Amendment from each Borrower, the Agents, each Existing Bank and each New Bank;

7.2.         evidence reasonably satisfactory to the Administrative Agent that all principal, accrued interest, fees, expenses, costs and other amounts outstanding under the terms of the Credit Agreement (2016 364-Day Facility) dated as of September 8, 2016 among the Borrowers and the other parties thereto, accrued to the date hereof, shall have been paid, and the commitments of the lenders thereunder to extend credit shall have terminated;

7.3.         the Administrative Agent shall have received, for the account of each applicable Bank, any upfront fees to be paid by any Borrower to such Banks in connection with this Amendment;

7.4.         certified copies of the resolutions of the Board of Directors of each Borrower evidencing corporate authority to execute and deliver this Amendment;

7.5.         an opinion letter of counsel for each of Caterpillar and CFSC, given upon their express instructions, substantially in the form of Exhibit A hereto; and

7.6.         an opinion letter of Mayer Brown LLP, counsel for the Borrowers, given upon their express instructions, in form and substance reasonably acceptable to the Administrative Agent.

SECTION 8.         Covenants, Representations and Warranties of the Borrowers.

8.1.         Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Amended Credit Agreement and the Amended Japan Local Currency Addendum and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the date hereof.

8.2.         Each Borrower hereby represents and warrants that (a) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor’s rights generally and by the effect of general principles of equity and (b) on the date hereof, no Event of Default exists with respect to such Borrower and no event exists which, with the giving of notice, the lapse of time or both, would constitute an Event of Default with respect to such Borrower.

SECTION 9.         Reference to and Effect on the Existing Credit Agreement and the Existing Japan Local Currency Addendum.

9.1.         Upon the effectiveness of this Amendment, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and each reference to any such agreement in any other document, instrument or agreement executed and/or delivered in connection with such agreement shall mean and be a reference to such agreement as amended hereby.

9.2.         [Reserved].

9.3.         Upon the effectiveness of this Amendment, each reference in the Amended Japan Local Currency Addendum to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Existing Japan Local Currency Addendum as amended hereby, and each reference to any such agreement in any other document, instrument or agreement executed and/or delivered in connection with such agreement shall mean and be a reference to such agreement as amended hereby.

9.4.         Except as specifically amended above, the Existing Credit Agreement, the Existing Japan Local Currency Addendum, the Notes and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

9.5.         The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Existing Credit Agreement, the Existing Japan Local Currency Addendum, the Notes or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

SECTION 10.       Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  A facsimile or PDF copy of any signature hereto shall have the same effect as the original of such signature.

SECTION 11.       Governing Law.  This Amendment shall be governed by and construed in accordance with the law of the State of New York without regard for conflict of law principles that would result in the application of any law other than the internal law of the State of New York.

SECTION 12.       Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

The remainder of this page is intentionally blank.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or representatives thereunto duly authorized as of the date first above written.

CATERPILLAR INC.

By	/s/ Richard D. Moore
Name: Richard D. Moore
Title: Treasurer

CATERPILLAR FINANCIAL SERVICES CORPORATION

By	/s/ Patrick T. McCartan
Name: Patrick T. McCartan
Title: Treasurer

CATERPILLAR INTERNATIONAL FINANCE DESIGNATED ACTIVITY COMPANY

By	/s/ Patrick T. McCartan
Name: Patrick T. McCartan
Title: Director

CATERPILLAR FINANCE KABUSHIKI KAISHA

By	/s/ Patrick T. McCartan
Name: Patrick T. McCartan
Title: Director

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)

and Amendment No. 2 to Japan Local Currency Addendum

CITIBANK, N.A., as Administrative Agent

By	/s/ Sameer Nanabhai
Name: Sameer Nanabhai
Title: Vice President

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)

and Amendment No. 2 to Japan Local Currency Addendum

CITIBANK EUROPE PLC, UK BRANCH, as Local Currency Agent

By	/s/ Steve Wright
Name: Steve Wright
Title: Vice President

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Japan Local Currency Agent

By	/s/ Yoshikazu Shimauchi
	Name:	Yoshikazu Shimauchi
	Title:	General Manager Osaka Corporate Banking Group Osaka Corporate Banking Division No.3

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

CITIBANK, N.A., as a Bank

By	/s/ Sameer Nanabhai
Name: Sameer Nanabhai
Title: Vice President

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

BANK OF AMERICA, N.A., as a Bank

By	/s/ Brian Lukehart
Name: Brian Lukehart
Title: Director

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

JPMORGAN CHASE BANK, N.A., as a Bank

By	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

BARCLAYS BANK PLC, as a Bank

By	/s/ Chris Walton
Name: Chris Walton
Title: Director

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

SOCIÉTÉ GÉNÉRALE, as a Bank

By	/s/ Kimberly Metzger
Name: Kimberly Metzger
Title: Director

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank

By	/s/ Mark S Campbell
Name: Mark S Campbell
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Japan Local Currency Bank

By	/s/ Yoshikazu Shimauchi
	Name:	Yoshikazu Shimauchi
	Title:	General Manager Osaka Corporate Banking Group Osaka Corporate Banking Division No.3

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank

By	/s/ Robert Grillo
Name: Robert Grillo
Title: Director

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

BNP PARIBAS, as a Bank

By	/s/ Mike Shryock
Name: Mike Shryock
Title: Managing Director

By	/s/ Michael Hoffman
Name: Michael Hoffman
Title: Director

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

HSBC BANK USA, NATIONAL ASSOCIATION, as a Bank

By	/s/ Matthew McLaurin
Name: Matthew McLaurin
Title: Director

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

ROYAL BANK OF CANADA, as a Bank

By	/s/ Edward D. Herko
Name: Edward D. Herko
Title: Authorized Signatory

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

TORONTO DOMINION (TEXAS) LLC, as a Bank

By	/s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By	/s/ James N. DeVries
Name: James N. DeVries
Title: Senior Vice President

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

COMMERZBANK AG, NEW YORK BRANCH, as a Bank

By	/s/ Michael Ravelo
Name: Michael Ravelo
Title: Managing Director

By	/s/ Tak Cheng
Name: Tak Cheng
Title: Assistant Vice President

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank

By	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By	/s/ Yvonne Tilden
Name: Yvonne Tilden
Title: Managing Director

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

ING BANK N.V., DUBLIN BRANCH, as a Bank

By	/s/ Padraig Matthews
Name: Padraig Matthews
Title: Director

By	/s/ Ciaran Dunne
Name: Ciaran Dunne
Title: Director

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

LLOYDS BANK PLC (formerly LLOYDS TSB BANK plc), as a Bank

By	/s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President – P003

By	/s/ Erin Walsh
Name: Erin Walsh
Title: Assistant Vice President – W004

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

BANCO BILBAO VIZCAYA ARGENTARIA S.A., NEW YORK BRANCH, as a Bank

By	/s/ Cara Younger
Name: Cara Younger
Title: Director

By	/s/ Cristina Cignoli
Name: Cristina Cignoli
Title: Director

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

MIZUHO BANK, LTD., as a Bank

By	/s/ Takayuki Tomii
Name: Takayuki Tomii
Title: Deputy General Manager

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

THE NORTHERN TRUST COMPANY, as a Bank

By	/s/ Keith L. Burson
Name: Keith L. Burson
Title: Senior Vice President

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

KBC BANK NV, NEW YORK BRANCH, as a Bank

By	/s/ Thomas Lerner
Name: Thomas Lerner
Title: Director

By	/s/ Susan Silver
Name: Susan Silver
Title: Managing Director

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

STANDARD CHARTERED BANK, as a Bank

By	/s/ Rebecca Shen
	Name:	Rebecca Shen
	Title:	Executive Director
Standard Chartered Bank

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

CHINA CONSTRUCTION BANK CORPORATION, BEIJING BRANCH, as a Bank

By	/s/ Xinli Wang
Name: Xinli Wang
Title: Vice-President

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Bank

By	/s/ Kan Chen
Name: Kan Chen
Title: Vice President

By	/s/ Dayi Liu
Name: Dayi Liu
Title: Director

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

THE BANK OF NEW YORK MELLON, as a Bank

By	/s/ Brandon Bouchard
Name: Brandon Bouchard
Title: Vice President, Credit Risk

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

WESTPAC BANKING CORPORATION, as a Bank

By	/s/ Su-Lin Watson
Name: Su-Lin Watson
Title: Director

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

ITAU UNIBANCO S.A., NEW YORK BRANCH, as a Bank

By	/s/ Claudia Lopes	/s/ Jorge I. Vera
	Name: Claudia Lopes	Jorge I. Vera
	Title: Deputy General Manager	Middle Office Manager

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

THE BANK OF NOVA SCOTIA, as a Bank

By	/s/ Sangeeta Shah
Name: Sangeeta Shah
Title: Director

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank

By	/s/ Emma Clifford
Name: Emma Clifford
Title: Director & Portfolio Manager

Signature Page to

Omnibus Amendment No. 2 to Caterpillar Credit Agreement (Five-Year Facility)
and Amendment No. 2 to Japan Local Currency Addendum

Schedule I

COMMITMENTS

BANK	COMMITMENT	REVOLVING CREDIT COMMITMENT
Citibank, N.A.	$374,000,000.00	$349,500,000.00
Bank of America, N.A.	$374,000,000.00	$354,000,000.00
JPMorgan Chase Bank, N.A.	$374,000,000.00	$349,500,000.00
Barclays Bank PLC	$330,000,000.00	$310,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$330,000,000.00	$255,000,000.00
Société Générale	$330,000,000.00	$310,000,000.00
BNP Paribas	$187,000,000.00	$176,500,000.00
Deutsche Bank AG New York Branch	$187,000,000.00	$187,000,000.00
HSBC Bank USA, National Association	$187,000,000.00	$187,000,000.00
ING Bank N.V. Dublin Branch	$187,000,000.00	$187,000,000.00
Lloyds Bank plc	$187,000,000.00	$179,500,000.00
Royal Bank of Canada	$187,000,000.00	$176,000,000.00
Toronto Dominion (Texas) LLC	$187,000,000.00	$187,000,000.00
U.S. Bank National Association	$187,000,000.00	$187,000,000.00
Commerzbank AG, New York Branch	$143,000,000.00	$134,500,000.00
The Northern Trust Company	$110,000,000.00	$110,000,000.00
Mizuho Bank, Ltd.	$99,000,000.00	$99,000,000.00
Wells Fargo Bank, National Association	$99,000,000.00	$99,000,000.00
Australia and New Zealand Banking Group Limited	$66,000,000.00	$66,000,000.00
The Bank of Nova Scotia	$66,000,000.00	$66,000,000.00
KBC Bank NV, New York Branch	$66,000,000.00	$62,500,000.00
Standard Chartered Bank	$66,000,000.00	$66,000,000.00
China Construction Bank Corporation Beijing Branch	$55,000,000.00	$55,000,000.00
Industrial and Commercial Bank of China Limited, New York Branch	$55,000,000.00	$55,000,000.00
Westpac Banking Corporation	$55,000,000.00	$55,000,000.00
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$44,000,000.00	$44,000,000.00
The Bank of New York Mellon	$44,000,000.00	$44,000,000.00
Itau Unibanco S.A., New York Branch	$44,000,000.00	$44,000,000.00
Total	$4,620,000,000	$4,395,000,000

EXHIBIT A

FORM OF OPINION OF COUNSEL
FOR EACH OF CATERPILLAR AND CFSC

September 8, 2017

To the Banks listed on Schedule I hereto
and to Citibank, N.A., as Agent[, Citibank

Europe plc, UK Branch, as Local Currency Agent, and

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Japan Local Currency Agent]

Re:  [Name of Applicable Borrower]

Ladies and Gentlemen:

I am in-house counsel for [Name of Applicable Borrower], a Delaware corporation (the “Borrower”), and give this opinion pursuant to Section 7.5 of the Omnibus Amendment No. 2 to Amended and Restated Credit Agreement (Five-Year Facility) and Amendment No. 2 to Japan Local Currency Addendum, dated as of September 8, 2017 (the “Amendment”), among the Borrower, [Caterpillar Inc./Caterpillar Financial Services Corporation], Caterpillar International Finance Designated Activity Company, Caterpillar Finance Kabushiki Kaisha, the Existing Banks parties thereto, the New Banks parties thereto, Citibank Europe plc, UK Branch, as Local Currency Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent, and Citibank, N.A., as Agent for said Banks.  Terms defined in the Amended Credit Agreement (as defined below) are used herein as therein defined.

I have examined the Amendment, the Amended and Restated Credit Agreement (Five-Year Facility) dated as of September 10, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Credit Agreement”); [the Japan Local Currency Addendum, dated as of September 10, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Japan Local Currency Addendum”);] the documents furnished by the Borrower pursuant to Section 7 of the Amendment; the [[Restated] Certificate of Incorporation] of the Borrower and any amendments thereto, as currently in effect (the “Charter”); and the [bylaws] of the Borrower and any amendments thereto, as currently in effect (the “Bylaws”).  In addition, I have examined the originals, or copies certified to my satisfaction, of such other corporate records of the Borrower, certificates of public officials, and agreements, instruments and other documents, and have conducted such other investigations of fact and law, as I have deemed necessary or advisable for purposes of this opinion letter.

The Original Credit Agreement, as amended by the Amendment, is referred to herein as the “Amended Credit Agreement”.  The Original Japan Local Currency Addendum, as

amended by the Amendment, is referred to herein as the “Amended Japan Local Currency Addendum”.

In rendering my opinion, I have assumed the due authorization, execution and delivery of each document referred to herein by all parties to such document other than the Borrower.

Based upon the foregoing, and subject to the comments and qualifications set forth below, it is my opinion that:

1.             The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business and is in good standing as a foreign corporation in each of the jurisdictions listed in Schedule II to this opinion letter.

2.             The execution and delivery by the Borrower of the Amendment and performance by the Borrower of the Amendment [,][and] the Amended Credit Agreement [and the Amended Japan Local Currency Addendum](1) are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under (i) the Charter or the Bylaws or (ii) in any material respect, the General Corporation Law of the State of Delaware or any United States Federal or [New York State][Tennessee] law, rule or regulation applicable to the Borrower (I express no opinion relating to the United States federal securities laws or any state securities or Blue Sky laws), (iii) any agreement filed as an exhibit to the Borrower’s annual report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 15, 2017, or any agreement filed or incorporated by reference as an exhibit to a filing of the Borrower under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, with the Commission from February 15, 2017 up to and including the date hereof, or (iv) any material judgment, injunction order or decree binding upon the Borrower.

3.             No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body of the United States[,][or] the State of Delaware [or the State of New York] that in my experience would normally be applicable to general business entities is required for the execution and delivery by the Borrower of the Amendment and performance by the Borrower of the Amendment [,][and] the Amended Credit Agreement [and the Amended Japan Local Currency Addendum](2) (but I express no opinion relating to any state securities or Blue Sky laws).

4.             The Amendment has been duly executed and delivered by a duly authorized officer of the Borrower.  Assuming that the Agent, the Local Currency Agent, the Japan Local Currency Agent, and each Bank party to the Amendment have duly executed and delivered the Amendment and that each such Bank has notified the Agent that such Bank has executed the Amendment, each of the Amendment [,][and] the Amended Credit Agreement [and

(1)           For CFSC opinion.

(2)           For CFSC opinion.

the Amended Japan Local Currency Addendum], is the valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

5.             There is no pending or, to my actual knowledge, threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which purports to affect the legality, validity or enforceability of the Amendment [,][or] the Amended Credit Agreement [or the Amended Japan Local Currency Addendum,] or which is reasonably likely to materially adversely affect (i) the financial condition or operations of the Borrower and its consolidated Subsidiaries taken as a whole or (ii) the ability of the Borrower to perform its obligations under the Amendment [,][or] the Amended Credit Agreement [and the Amended Japan Local Currency Addendum].

Insofar as the foregoing opinions relate to the valid existence and good standing of the Borrower, they are based solely on the certificates from public officials attached hereto as Exhibit A.  Insofar as the foregoing opinions relate to the validity, binding effect or enforceability of any agreement or obligation of the Borrower, such opinions are subject to (i) applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity and (ii) limitations under applicable law or public policy on waivers of rights or defenses.

I express no opinion as to (i) Sections 2.13 and 8.05 of the Amended Credit Agreement[, or any comparable provisions of the Amended Japan Local Currency Addendum], insofar as they provide that any Bank purchasing a participation from another Bank pursuant thereto may exercise set-off or similar rights with respect to such participation or that any Affiliate of a Bank may exercise set-off or similar rights with respect to such Bank’s claims under the Amended Credit Agreement[, the Amended Japan Local Currency Addendum]; (ii) Section 2.12(c), 7.09 or 8.04(c) of the Amended Credit Agreement[, or any comparable provisions of the Amended Japan Local Currency Addendum], to the extent that any such section may be construed as requiring indemnification with respect to a claim, damage, liability or expense incurred as a result of any violation of law by a Bank[,][or] the Agent [the Local Currency Agent or the Japan Local Currency Agent]; (iii) Section 8.08(c) of the Amended Credit Agreement [or any comparable provisions of the Amended Japan Local Currency Addendum], insofar as [any] such provision relates to the subject matter jurisdiction of the United States District Court to adjudicate any controversy related to the Amended Credit Agreement; (iv) Sections 8.10 or 8.12, [or ]the last sentence of Section 8.08(b) of the Amended Credit Agreement [or any comparable provisions of the Amended Japan Local Currency Addendum] or (v) clauses (B) and (C) of Section 8.08(c) of the Amended Credit Agreement, insofar as either such clause relates to the submission to jurisdiction in any Illinois State or United States federal court sitting in Chicago, Illinois (and any appellate court hearing appeals from any such court) or any United States federal court sitting in Nashville, Tennessee (and any appellate court hearing appeals from any such court), as applicable.

For the purposes of my opinion above as it pertains to the enforceability of the provisions contained in Section 8.08 of the Amended Credit Agreement (and any similar provisions contained in the Amended Japan Local Currency Addendum) pursuant to which the parties thereto agree that the laws of the State of New York shall govern such documents, I have assumed that the parties did not enter into any of the agreements described herein with knowledge or deliberate ignorance of the illegality of such document in its place of performance.

[For Cat Financial:][I am qualified to practice law in the State of Tennessee and do not purport to be an expert on, or to express any opinion concerning, any laws other than the law of the State of Tennessee, the General Corporation Law of the State of Delaware and the federal law of the United States.  Insofar as the opinions expressed in paragraphs 2, 3 and 4 above relate to matters which are governed by the laws of the State of New York, I have assumed for purposes of rendering such opinions that the applicable laws of the State of New York are substantially identical to the laws of the State of Tennessee.]

[For Caterpillar Inc.:] [In rendering the opinion in numbered paragraph 2, I have assumed that to the extent any document referred to in clause (iii) of numbered paragraph 2 is governed by the law of a jurisdiction other than those referred to in the following paragraph, such document would be interpreted in accordance with its plain meaning.]

[The foregoing opinions are limited to the federal law of the United States of America, the law of the State of [New York][Tennessee] and the General Corporation Law of the State of Delaware.]

This opinion letter is limited to the matters expressly set forth herein, and no opinion is implied or may be inferred beyond the matters expressly set forth herein.  The opinions expressed herein are being delivered to you as of the date hereof in connection with the transactions described hereinabove and are solely for your benefit in connection with the transactions described hereinabove and may not be relied on, used, circulated, quoted or otherwise referred to in any manner or for any purpose by any other Person, nor any copies published, communicated or otherwise made available in whole or in part to any other Person without my specific prior written consent, except that (A) you may furnish copies hereof, (i) to your independent auditors and attorneys, (ii) upon the request of any state or federal authority or official having regulatory jurisdiction over you, (iii) pursuant to order or legal process of any court or governmental agency and (iv) to any of your permitted or prospective assigns and/or participants in respect of the Amended Credit Agreement and the Amended Japan Local Currency Addendum and (B) assignees that become Banks party to the Amended Credit Agreement pursuant to Section 8.07 thereof may rely on this opinion as if addressed to them on the date hereof, on the condition and understanding that (i) this opinion letter speaks only as of the date hereof as described below and (ii) any such reliance by a future assignee must be actual and reasonable under the circumstances existing at the time such person becomes an assignee, including any changes in law, facts or any other developments known to or reasonably knowable by such person at such time.  I assume no obligation to advise you or any other person, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

Very truly yours,

Schedule I

Schedule II

[Caterpillar Inc.

Alabama

Arizona

California

Georgia

Illinois

Indiana

Kentucky

Minnesota

Mississippi

Nebraska

North Carolina

South Carolina

Tennessee

Texas

Virginia

Wisconsin]

[Cat Financial

Tennessee]

Exhibit A

Good Standing Certificates

See attached.